SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported) January 14, 2003

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 900, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code (303) 292-4973

(Former name or former address, if changed since last report)

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes [X] No [   ]

Item 5. Other

Chapter 11 Trustee’s Motion for Continuation of Employment of Daniel D. Crowley

On January 24, 2003, Arlin M. Adams, the Chapter 11 Trustee for the bankruptcy estates of Coram Healthcare Corporation (“Coram”) and Coram, Inc. (“CI”), filed a motion (the “Motion”) with the U.S. Bankruptcy Court (the “Bankruptcy Court”) seeking authorization to enter into an agreement, effective January 1, 2003 (the “Agreement”), with Daniel D. Crowley to have Mr. Crowley serve as the Chief Transition and Restructuring Officer of Coram and continue to render essentially the same services to Coram as he has heretofore on such terms as set forth in the Motion and the Agreement, copies of which are filed as Exhibit 99.1 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

The Motion may contain “forward-looking” statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information relating to Coram and its subsidiaries that are based on the beliefs of, assumptions made by, and information currently available to the Chapter 11 Trustee. Such statements reflect the current views of the Chapter 11 Trustee with respect to future events based on currently available information and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements, such as the outcome of the bankruptcy cases of Coram and its first tier wholly-owned subsidiary, CI, and certain other factors which are described in greater detail in Coram’s Annual Report on Form 10-K for the year ended December 31, 2001 and in Coram’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, in each case under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The financial information of Coram contained in the Motion was derived from and should be read in conjunction with Coram’s consolidated financial statements and the notes thereto included in its Annual Reports on Form 10-K for the years ended December 31, 1997, 1998, 1999, 2000 and 2001 and its unaudited condensed consolidated financial statements and the notes thereto included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002.

Equity Committee Motion to Compel Termination of Daniel D. Crowley’s Employment

On January 14, 2003, the Official Committee of Equity Security Holders of Coram Healthcare Corporation filed a motion (the “Equity Committee Motion”) with the Bankruptcy Court seeking an order compelling the Chapter 11 Trustee to, among other things, terminate the employment of Mr. Crowley. A copy of the Equity Committee Motion can be obtained from the Bankruptcy Court at Case No. 00-3299, Docket No. 2092. The Chapter 11 Trustee intends to file opposition to the Equity Committee Motion, which the Bankruptcy Court is scheduled to hear on February 28, 2003 with the Chapter 11 Trustee’s Motion referenced above.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description of Document

99.1	Motion Of The Chapter 11 Trustee For Authorization To Enter Into Termination And Employment Extension Agreement With Daniel D. Crowley, filed with the United States Bankruptcy Court for the District of Delaware on January 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAM HEALTHCARE CORPORATION

Date: January 24, 2003	By:	/s/ SCOTT R. DANITZ Name: Scott R. Danitz Title: Senior Vice President, Chief Financial Officer and Treasurer

2

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Motion Of The Chapter 11 Trustee For Authorization To Enter Into Termination And Employment Extension Agreement With Daniel D. Crowley, filed with the United States Bankruptcy Court for the District of Delaware on January 24, 2003